Exhibit 10.13

DEED OF VARIATION

VISTA GOLD AGREEMENT

BETWEEN:

NORTHERN TERRITORY OF AUSTRALIA

AND:

VISTA GOLD AUSTRALIA PTY LTD (ABN 12 117 327 509)

AND:

VISTA GOLD CORP

DATED THE 10th DAY OF FEBRUARY 2014

Solicitor for the Northern Territory

68 The Esplanade, Darwin

Telephone: 08 8999 7343 Facsimile: 08 8935 7810

File reference: 20132391

Details

PARTIES

NORTHERN TERRITORYOF AUSTRALIA (ABN  84 085 734 992) care of the Department of Mines and Energy (the "Territory")

Address for service of notices:

Attention: Chief Executive, Department of Mines and Energy

Physical address: Level 4, Paspalis Centrepoint, Smith Street, Darwin NT 0800

Postal address: GPO Box 3000, Darwin NT 0801 Telephone: (08) 8999 5598

Facsimile: (08) 8999 5191

AND

VISTA GOLD AUSTRALIA PTY LTD (ABN 12117 327 509) ('Vista Gold")

Address for service of notices:

Attention: Mr. Ray Iacono

Physical address: Suite 1, 4 Manning Road, Double Bay, NSW 2028

Postal address: P.O. Box 1467, Double Bay, NSW 1360 Facsimile: +61293277611

AND

VISTA GOLD CORP, a company continued under the laws of British Columbia, Canada and having its principal executive offices at Suite 5, 7961 Shaffer Parkway, Littleton, Colorado USA 60127, the registered office of which is situated at 1200 Waterfront Centre, 200 Burrard Street, Vancouver, British Columbia, Canada V7X 1T2 (the "Guarantor')

Address for service of notices:

Attention: Fred Earnest

Physical address: Suite 5, 7961 Shaffer Pkwy, Littleton, CO 80127 USA

Postal address: Suite 5, 7961 Shaffer Pkwy, Littleton, CO 80127 USA

Facsimile: +17209811166

BACKGROUND

A.	The parties entered into an agreement dated 1 March 2006 (the Agreement) pursuant to which the Territory and Vista Gold recorded terms of the agreement upon which each occupied the Mt Todd Gold Mine site near Katherine in the Northern Territory of Australia (Mt Todd).
B.	Pursuant to clause 35 of the Agreement the Guarantor entered into the Agreement for the purpose of unconditionally and irrevocably guaranteeing to the Territory the due and punctual performance by Vista Gold of the Guaranteed Obligations as the expression is defined in clause 35.9 of the Agreement.
C.	Clause 4.2 of the Agreement provided that the Territory grants to Vista Gold a right of renewal of the Agreement for the First Renewal Period subject to the conditions specified in clauses 4.2(a) and (b) of the Agreement.
D.	By Deed of Renewal (the Renewal Deed) dated 1 February 2011, the Territory, Vista Gold and the Guarantor agreed that the Agreement was renewed for the First Renewal Period upon and subject to the same conditions as those contained in the Agreement.
E.	Clause 4.3 of the Agreement provided that Vista Gold may apply to the Territory, not less than six months before the expiry of the First Renewal Period, to grant Vista Gold the Second Renewal Period. Such renewal to be granted or withheld at the Territory's sole discretion in all things.
F.	By letter dated 24 July 2013, the Guarantor on behalf of Vista Gold applied to the Territory for an early agreement to extend the Agreement for the Second Renewal Period.
G.	To maintain the existing rights of all parties under the Agreement, while providing Vista Gold with the certainty of a longer term of the Agreement, the parties agree to vary the Agreement and the Deed of Renewal to extend the First Renewal Period to eight (8) years on the terms and conditions contained in this Deed.
H.	The Guarantor has entered into this Deed to confirm that the guarantee and indemnity contained in clause 35 of the Agreement continues to apply throughout the extended First Renewal Period.

Agreed Terms

1.DEFINITIONS AND INTERPRETATION

1.1Defined Terms

In this Deed, unless the contrary intention appears:

(a) words and expressions defined in the Agreement have the same meaning in this Deed;

(b) Agreement means the agreement referred to in the Background clause A, and includes the Agreement as varied by this Deed;

(c) Deed means this document, and a reference to a Background clause (recital), clause, schedule, item, attachment or annexure is a reference to a recital, clause, schedule, item, attachment or annexure of or to this Deed, and all recitals, clauses, schedules, items, attachments and annexures form part of this Deed;

(d)Renewal Deed means the deed referred to in Background clause D, and includes the Renewal Deed as varied by this Deed; and

1.2Interpretation

(a) In this Deed, unless the contrary intention appears, rules of interpretation set out in the Agreement apply in this Deed.

2.DATE OF EFFECT AND TERM

This Deed comes into effect on the date that it is signed by the last party to sign It.

3.VARIATION OF AGREEMENT

3.1References to 'First Renewal Period'

The Agreement is varied by deleting any and all references to 'First Renewal Period', 'First Renewal Period and the Second Renewal Period', and 'First Renewal Period or the Second Renewal Period' and substituting with 'Renewal Period'.

(a) deleting the definition of 'First Renewal Period' and substituting with "'Renewal Period" means the period of eight (8) years from the expiry of the Tenn, being 31 December 2018'; and

(b) deleting the definition of "Second Renewal Period" in its entirety.

3.2Deletion of clause 4.3

Clause 4.3 is deleted in Its entirely.

3.3Variation to clause 20

Clause 20.3(a) is varied by deleting the address for service and principle contact information of the Territory, Vista Gold Australia Ply. Ltd., and Vista Gold Corp. and substituting the corresponding details specified on page 1 of this Deed.

4.VARIATION OF RENEWAL DEED

4.1References to 'First Renewal Period'

The Renewal Deed is varied by deleting any and all references to 'First Renewal Period' and substituting with 'Renewal Period'

5.GUARANTEE AND INDEMNITY

The Guarantor covenants and agrees that the guarantee and indemnity given by it under clause 35 of the Agreement continues to apply throughout the extended Renewal Period.

6.CONFIRMATION AND ACKNOWLEDGEMENT

6.1Confirmation

Each party confirms that other than as provided for in clauses 3 and 4, the Agreement and Renewal Deed remain in full force and effect

6.2Conflict

(a) If there is a conflict between the Agreement and this Deed, the terms of this Deed prevail to the extent of the inconsistency,

(b) If there is a conflict between the Renewal Deed and this Deed, the terms of this Deed prevail to the extent of the inconsistency.

7.NOTICES

7.1Form and Service of Notices

Any notices, certificates, consents, approvals, waivers and other communications in connection with this Deed must be ln writing and be given in accordance with the Agreement.

8.GENERAL

8.1Confidentiality

This Deed confirms that all confidential information must be kept confidential in the same tem1s as found in clause 22.1 of the Agreement and acknowledges that this Deed is not Confidential Information, and that it is intended to be made public.

8.2Costs and Stamp Duty

The parties will each pay their own costs of and incidental to the negotiations for and the preparation, execution and stamping of this Deed.

8.3Jurisdiction and Governing Law

(a) This Deed is governed by and construed in accordance with the law for the lime being in force in the Northern Territory.

(b) The parties submit to the jurisdiction of the courts of the Northern Territory at Darwin in respect of all matters arising under this Deed.

8.4 Counterparts

This Deed may be signed in any number of counterparts and all such counterparts When taken together constitute one instrument.

8.5 Further Acts

Each party will promptly do and perform all acts and execute and deliver all documents (in a form and context reasonably satisfactory to that party) required by law or reasonably requested by the other party lo give effect to this Deed.

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Signing Page

Executed as a deed:

SIGNED by Scott Perkins for and on behalf of the NORTHERN TERRITORY OF AUSTRALIA pursuant to a delegation under the Contracts Act in the presence of:
/s/ Alan Holland	/s/ Scott Perkins
Signature of witness	Signature
Alan Holland	Date: 19 February 2014
Name of Witness

THE COMMON SEAL of VISTA GOLD AUSTRALIA (ABN 12 117 327 509) was hereto affixed in accordance with its Constitution in the presence of:
/s/ Brent D. Murdoch	/s/ F. H. Earnest
Director	Director
Brent D. Murdoch	Frederick H. Earnest
Name of Director	Name of Director

Date: 7 February 2014

EXECUTED by Frederick H. Earnest (insert name) for and behalf of VISTA GOLD CORP pursuant to a resolution of the Board of Directors of Vista Gold Corp dated____ in the presence of:
/s/ Brent D. Murdoch	/s/ F. H. Earnest
Witness Signature	Authorised Signature
Brent D. Murdoch	Frederick H. Earnest
Print Name	Print Name

President & CEO
Position/Authority

Date: 10 February 2014